										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2014	28.9	28.8	26.8	28.1	28.1
2015	31.9	30.9

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2014	20.6	21.7	21.7	23.5	87.6
2015	19.9	22.4

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	456.9	440.8	479.1	490.1	1,866.9	2014	9.2%	1.8%	6.8%	6.1%	5.9%
2015	415.9	463.9				2015	-9.0%	5.2%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	169.0	184.2	163.5	169.6	686.3	2014	-3.2%	7.5%	11.2%	-16.2%	-1.3%
2015	157.6	146.2				2015	-6.7%	-20.6%

	Revenues - Asia Pacific						Revenues - Asia Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	50.1	59.7	53.2	51.0	214.0	2014	-3.3%	8.3%	10.1%	-4.5%	2.6%
2015	47.6	48.2				2015	-5.0%	-19.3%

	Revenues - Nuvera (5)						Revenues - Nuvera - % change yr. over yr. (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	1.2	0.4				2015	n.m.	n.m.

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	676.0	684.7	695.8	710.7	2,767.2	2014	4.8%	3.8%	8.1%	-1.0%	3.8%
2015	622.3	658.7				2015	-7.9%	-3.8%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	111.7	107.3	111.3	117.4	447.7	2014	16.5%	15.7%	16.0%	16.5%	16.2%
2015	102.9	110.6				2015	16.5%	16.8%

	Operating Expenses (1)						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	80.1	59.6	75.0	84.2	298.9	2014	11.8%	8.7%	10.8%	11.8%	10.8%
2015	81.9	83.3				2015	13.2%	12.6%

	Operating Profit (Loss) (1)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	31.6	47.7	36.3	33.2	148.8	2014	4.7%	7.0%	5.2%	4.7%	5.4%
2015	21.0	27.3				2015	3.4%	4.1%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.5	0.6	1.2	0.5	2.8
2015	0.7	1.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	(0.5)	(1.6)	(1.8)	(0.2)	(4.1)
2015	0.6	(1.1)

	Income (Loss) Before Taxes (1)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	31.6	48.7	36.9	32.9	150.1	2014	30.1%	32.2%	22.8%	19.1%	26.6%
2015	19.7	27.4				2015	28.9%	16.8%

	Net Income (Loss) Attributable to Stockholders (1)
	Q1	Q2	Q3	Q4	FY
2014	22.1	32.9	28.4	26.4	109.8
2015	13.9	22.7

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2014	7.5	7.4	7.5	7.3	29.7
2015	7.3	7.6

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2014	354.0	389.4	367.3	350.2	350.2
2015	322.5	369.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2014	4.9	12.0	15.0	16.6	48.5
2015	9.8	8.9

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2014	(16.9)	3.3	54.8	58.8	100.0
2015	(3.4)	0.6

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2014	(5.5)	(3.9)	(14.8)	(20.2)	(44.4)
2015	(8.0)	(1.7)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2014	(22.4)	(0.6)	40.0	38.6	55.6
2015	(11.4)	(1.1)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2014	(45.8)	(7.8)	(34.9)	(22.0)	(110.5)
2015	(0.6)	6.1

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2014	4.2	4.6	4.6	4.4	17.8
2015	4.5	4.7

	Total Debt
	Q1	Q2	Q3	Q4	FY
2014	33.0	41.7	38.3	31.5	31.5
2015	35.1	53.7

	Equity						Return on Equity (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	471.7	498.5	472.5	456.0	456.0	2014	25.8%	23.5%	23.6%	23.4%	23.4%
2015	422.0	457.9				2015	21.9%	19.8%

(1)	The 2nd quarter of 2014 includes a gain of $17.7 million related to the sale of the Brazil real estate and operating facility.
(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(5)	Nuvera was acquired on December 18, 2014.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2014	28.9	28.8	26.8	28.1	28.1
2015	31.9	30.9

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2014	20.6	21.7	21.7	23.5	87.6
2015	19.9	22.4

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	456.9	440.8	479.1	490.1	1,866.9	2014	9.2%	1.8%	6.8%	6.1%	5.9%
2015	415.9	463.9				2015	-9.0%	5.2%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	169.0	184.2	163.5	169.6	686.3	2014	-3.2%	7.5%	11.2%	-16.2%	-1.3%
2015	157.6	146.2				2015	-6.7%	-20.6%

	Revenues - Asia Pacific						Revenues - Asia Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	50.1	59.7	53.2	51.0	214.0	2014	-3.3%	8.3%	10.1%	-4.5%	2.6%
2015	47.6	48.2				2015	-5.0%	-19.3%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	676.0	684.7	695.8	710.7	2,767.2	2014	4.8%	3.8%	8.1%	-1.0%	3.8%
2015	621.1	658.3				2015	-8.1%	-3.9%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	111.7	107.3	111.3	117.4	447.7	2014	16.5%	15.7%	16.0%	16.5%	16.2%
2015	103.7	111.0				2015	16.7%	16.9%

	Operating Expenses (1)						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	80.1	59.6	75.0	82.0	296.7	2014	11.8%	8.7%	10.8%	11.5%	10.7%
2015	76.7	77.8				2015	12.3%	11.8%

	Operating Profit (Loss) (1)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	31.6	47.7	36.3	35.4	151.0	2014	4.7%	7.0%	5.2%	5.0%	5.5%
2015	27.0	33.2				2015	4.3%	5.0%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.5	0.6	1.2	0.5	2.8
2015	0.7	1.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	(0.5)	(1.6)	(1.8)	(0.2)	(4.1)
2015	0.6	(1.1)

	Income (Loss) Before Taxes (1)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	31.6	48.7	36.9	35.1	152.3	2014	30.1%	32.2%	22.8%	20.2%	26.7%
2015	25.7	33.3				2015	31.5%	21.0%

	Net Income (Loss) Attributable to Stockholders (1)
	Q1	Q2	Q3	Q4	FY
2014	22.1	32.9	28.4	27.8	111.2
2015	17.5	26.2

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2014	7.5	7.4	7.5	7.2	29.6
2015	6.9	7.1

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2014	354.0	389.4	367.3	344.1	344.1
2015	318.7	365.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2014	4.9	12.0	15.0	16.6	48.5
2015	9.8	7.9

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2014	(16.9)	3.3	54.8	59.9	101.1
2015	1.1	3.6

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2014	(5.5)	(3.9)	(14.8)	(23.2)	(47.4)
2015	(8.0)	(0.7)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2014	(22.4)	(0.6)	40.0	36.7	53.7
2015	(6.9)	2.9

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2014	(45.8)	(7.8)	(34.9)	(21.2)	(109.7)
2015	(4.3)	2.1

(1)	The 2nd quarter of 2014 includes a gain of $17.7 million related to the sale of the Brazil real estate and operating facility.
(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Nuvera (1)
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2015	1.2	0.4

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2015	(0.8)	(0.4)

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	2.2	2.2
2015	5.2	5.5

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	(2.2)	(2.2)
2015	(6.0)	(5.9)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	(2.2)	(2.2)
2015	(6.0)	(5.9)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	36.4%	36.4%
2015	40.0%	40.7%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	(1.4)	(1.4)
2015	(3.6)	(3.5)

(1)	Nuvera was acquired on December 18, 2014.